SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 10, 2013

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Louisiana Street, Suite 2060

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Inergy Midstream, L.P.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 7, 2013, Inergy Midstream, L.P. (“NRGM”) announced the consummation of the previously announced merger of its wholly-owned subsidiary Intrepid Merger Sub, LLC, (“Merger Sub”), with and into Crestwood Midstream Partners LP, (“Crestwood”), with Crestwood continuing as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of May 5, 2013, by and among NRGM, NRGM GP, LLC, Merger Sub, Inergy, L.P., Crestwood, Crestwood Holdings LLC and Crestwood Gas Services GP LLC. Immediately following the Merger, NRGM and Crestwood merged, with NRGM continuing as the surviving entity (the “Partnership”) and the Partnership changed its name to “Crestwood Midstream Partners LP.”

This Form 8-K/A amends the Current Report on Form 8-K of the Partnership filed with the United States Securities and Exchange Commission on October 10, 2013 related to the consummation of the Merger. This amendment includes historical audited financial statements of the businesses acquired as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and historical unaudited financial statements of the businesses acquired as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of Crestwood as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, and the related notes thereto, together with the report of Deloitte & Touche LLP, independent registered public accounting firm, concerning those consolidated financial statements and related notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference. The unaudited consolidated financial statements of Crestwood as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated financial information of the Partnership is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined consolidated statements of operations for the three and six months ended June 30, 2013

•	Notes to unaudited pro forma condensed combined consolidated financial statements

(d)    Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Crestwood’s audited financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the three years in the period ended December 1, 2012

99.2	Crestwood’s unaudited financial statements and related footnotes as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements of the Partnership, giving effect to the Merger.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP LLC, its General Partner

Date: October 17, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Crestwood’s audited financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the three years in the period ended December 1, 2012

99.2	Crestwood’s unaudited financial statements and related footnotes as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements of the Partnership, giving effect to the Merger.